UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 Date of Report (Date of Earliest
Event Reported): September 30, 2010 DALIAN CAPITAL GROUP,
INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
000-52185
(Commission File Number)
N/A
(I. R. S. Employer Identification No.)
850 West Hastings Street, Suite 900, Vancouver, BC,
Canada V6C 1E1 (Address of principal executive offices, including zip code)
604-801-5022
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
( ) Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)
( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
( ) Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17CRF 240.14d-2(b) )
( ) Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17CRF 240.13e-4(c) )




Section 4. Matters Related to Accountants and Financial
Statements
Item 4.01 Changes in Registrant's Certifying Accountant
(1)	Previous Independent Registered Public Accounting
Firm

(i)	On September 30, 2010, Dalian Capital Group, Inc.
("Registrant") dismissed its independent registered
public accounting
firm, MaloneBailey, LLP ("MaloneBailey").
(ii)	The reports of MaloneBailey on the financial
statements of the Registrant as of June 30, 2006, and the
results of its
operations and its cash flows for the period from May 31, 2006 (inception) through June 30, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified
or modified as to uncertainty, audit scope or accounting
principles.
MaloneBailey did not audit or review the Registrant's financial statements for any periods except for the period from May
31, 2006 (inception) through June 30, 2006 included in
the Registrant's Form 10-SB filed with the Securities &
Exchange
Commission on August 15, 2006.
(iii)	The decision to change independent registered
public accounting firm was approved by the Board of
Directors of the
Registrant.
(iv)	During the Registrant's two most recent years ended
December 31, 2009 and 2008 and any subsequent interim
periods
through September 30, 2010, (a) there were no
disagreements with MaloneBailey on any matter of
accounting principles or
practices, financial statement disclosure, or auditing
scope or procedure, which disagreements, if not resolved
to the
satisfaction of MaloneBailey, would have caused it to
make reference thereto in its reports on the financial
statements for
such years and (b) there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.
(v)	On September 30, 2010 the Registrant provided
MaloneBailey with a copy of this Current Report and has
requested that it
furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the
above statements.  A copy of such letter is attached as
Exhibit 16.1 to this Current Report on Form 8-K.
(2)	New Independent Registered Public Accounting Firm
Concurrently with the dismissal of MaloneBailey the Registrant engaged Li & Company, PC ("Li & Company") as its new
independent registered public accounting firm to audit
and review the Registrant's financial statements
effective September 30, 2010.
During the two most recent years ended December 31, 2009
and 2008, and any subsequent period through the date
hereof prior to the
engagement of Li & Company, neither the Registrant, nor someone on its behalf, has consulted Li & Company regarding:
(i)	either: the application of accounting principles to
a specified transaction, either completed or proposed; or
the type of audit
opinion that might be rendered on the registrant's
financial statements, and either a written report was
provided to the
registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant
in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii)	any matter that was either the subject of a
disagreement as defined in paragraph 304(a)(1)(iv) of
Regulation S-K or a
reportable event as described in paragraph 304(a)(1)(v)
of Regulation S-K.
(3)	The Registrant filed following periodic reports with
the Securities and Exchange Commission which included the financial statements for the period then ended not being audited or reviewed by its Independent Registered Public Accounting Firm:
Form 10KSB/A for the fiscal year ended December 31, 2006 filed on March 16, 2007;
Form 10QSB for the quarter ended March 31, 2007 filed on April 24, 2007;
Form 10QSB/A for the quarter ended June 30, 2007 filed on August 14, 2007;
Form 10QSB/A for the quarter ended September 30, 2007 filed on October 15, 2007;
Form 10KSB for the fiscal year ended December 31, 2007 filed on January 23, 2008;
Form 10QSB for the quarter ended March 31, 2008 filed on April 30, 2008;
Form 10QSB/A for the quarter ended June 30, 2008 filed on July 16, 2008;
Form 10-Q for the quarter ended September 30, 2008 filed on October 21, 2008;
Form 10-Q/A for the quarter ended March 31, 2009 filed on December 3, 2009;
Form 10-K/A for the fiscal year ended December 31, 2008 filed on January 15, 2010;
Form 10-Q/A for the quarter ended June 30, 2009 filed on January 19, 2010;
Form 10-Q/A for the quarter ended September 30, 2009 filed on January 19, 2010;
Form 10-K for the fiscal year ended December 31, 2009 filed on March 10, 2010;
Form 10-Q for the quarter ended March 31, 2010 filed on April 29, 2010;
Form 10-Q for the quarter ended June 30, 2010 filed on August 20, 2010;
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired: None (b) Pro-Forma Financial Statements: None (c) Exhibits:
Exhibit No.
Description


16.1
Letter of Malone & Bailey, PC dated October 5, 2010 to
the Securities and Exchange Commission.
SIGNATURES
  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report
to be signed on its
behalf by the undersigned hereunto duly authorized.
Dalian Capital Group, Inc. (Registrant)
Date:	October 5, 2010				By: /s/ Erwin
Liem
	Erwin Liem
	Director and Chief Executive Officer


October 5, 2010

United States Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:	Dalian Capital Group, Inc.
	Commission File No. 000-52185

Sirs:
We have read Item 4.01 of Form 8-K dated October 5, 2010, of Dalian Capital Group, Inc. and are in agreement with the statements contained therein insofar as they relate to our dismissal and our audit as of June 30, 2006 and for the period from May 31, 2006 (inception) through June
30, 2006. We are not in a position to agree or disagree with the statements contained therein in Item 4.01 regarding the engagement of another independent registered public accounting firm or the approval of such engagement by the Board of Directors of the registrant.
Sincerely,


/s/ MaloneBailey, LLP
MaloneBailey, LLP

Houston, Texas